Exhibit 10.40
(English Translation)
FIRST RECTIFICATION AND RATIFICATION ADDENDUM TO INDUSTRIAL CREDIT CERTIFICATE No. 40/00370-1, ISSUED ON JULY 30, 2010 BY ANGÉLICA AGROENERGIA LTDA., IN THE AMOUNT OF R$ 70,000,000.00, WITH MATURITY ON JULY 1, 2020.
LENDER — BANCO DO BRASIL S.A., a mixed-capital company, with its principal place of business in the City of Brasília, Federal Capital, by its Corporate Agency in the State of Mato Grosso (MS) prefix 2609-3, enrolled in the General Taxpayer’s Register of the Ministry of Finance (CGC/MF) under No. 00.000.000/4817-85, herein represented by the undersigned, Mr. JAMES DE NEGRI, Brazilian, bank and Federal Savings Bank employee, married under the partial property ruling, bearer of Driver’s License No. 00271634361 DETRAN PR and enrolled in the Individual Taxpayer’s Register of the Ministry of Finance (CPF/MF) under No. 456.931.530-53, and resident and domiciled in the City of Campo Grande, State of Mato Grosso do Sul.
BORROWER — ANGELICA AGROENERGIA LTDA., a legal entity with its principal place of business in the City of ANGÉLICA, State of Mato Grosso do Sul, at estrada continental Km 15, Fazenda Takuarê, rural zone, CEP 79.785-000, and enrolled in the National Register of Legal Entities (CNPJ) under No. 07.903.169/0001-09, herein represented by its partner/manager Mr. LEONARDO RAUL BERRIDI, an alien with permanent visa, married, business administrator, resident and domiciled in the City of Brasília-DF, bearer of Identity Card No. V391119-H, issued by SEDDFMA on May 1, 2004 and enrolled in the CPF/MF under No. 231.115.108-83.
The purpose of this instrument is to rectify and ratify, pursuant to the clauses below, INDUSTRIAL CREDIT CERTIFICATE No. 40/00370-1, in the amount of seventy million Reais (R$ 70,000,000.00) issued by BORROWER on July 30, 2010 to LENDER, maturing on July 1, 2020, secured by aval guarantee, pledge and mortgage of credit instruments, registered under No. 17, record 8.399, book No. 2, on August 18, 2010, book 3 under No. 5.188 in the Real Estate Registry Office in the Judicial District of Ivinhema, State of Mato Grosso do Sul, and under No. 2.715, page 1, book 3, on August 20, 2010, in the Real Estate Registry Office in the Judicial District of Angélica, State of Mato Grosso do Sul.
CLAUSE ONE — PURPOSES — BORROWER and LENDER hereby mutually agree to amend: a) the wording of Clause “EARLY MATURITY” of the Certificate amended herein, b) rectify the corporate structure of Guarantor and Intervening Party and rectify all terms of the INDUSTRIAL CREDIT CERTIFICATE No. 40/00370-1 were

Continuation of the FIRST RECTIFICATION AND RATIFICATION ADDENDUM TO INDUSTRIAL CREDIT CERTIFICATE No. 40/00370-1, ISSUED ON JULY 30, 2010 BY ANGÉLICA AGROENERGIA LTDA., IN THE AMOUNT OF R $70,000,000.00, WITH MATURITY ON JULY 1, 2020.
not modify by the present Amendment; c) the munícipio of the Intervening Party and Guarantor:
CLAUSE TWO — THE AMENDMENT OF THE CLAUSE EARLY MATURITY — The Clause EARLY MATURITY of the INDUSTRIAL CREDIT CERTIFICATE amended herein shall have the following wording:
EARLY MATURITY — (I/WE) HEREBY REPRESENT THAT (I AM/WE ARE) AWARE THAT IF (I/WE) FAIL TO TIMELY PAY ANY INSTALLMENTS SET OUT IN THIS INSTRUMENT, OR IF (I/WE) FAIL TO HAVE THE SUFFICIENT BALANCE ON THE DATES OF THEIR CORRESPONDING MATURITIES, SO THAT BANCO DO BRASIL S.A. MAKES THE ACCOUNTING ENTRIES INTENDED FOR THEIR RESPECTIVE SETTLEMENT, AS EXPRESSLY SET OUT IN CLAUSE “AUTHORIZATION TO DEBIT IN ACCOUNT”, BANCO DO BRASIL S.A. MAY CONSIDER AS EARLY MATURED, BY OPERATION OF LAW, ALL OTHER INSTALLMENTS STILL COMING DUE, WHICH HAVE BEEN ASSUMED NOT ONLY HEREIN BUT ALSO IN OTHER INSTRUMENTS (I/WE) HAVE ENTERED INTO WITH BANCO DO BRASIL S.A., AND REQUIRE THE FULL DEBT ENSUING THEREFROM, IRRESPECTIVE OF JUDICIAL OR EXTRAJUDICIAL NOTIFICATION. BANCO DO BRASIL S.A. MAY ALSO CONSIDER THE DEBT RESULTING FROM THE EXISTING TRANSACTIONS AS FULLY MATURED AND ENFORCEABLE, WHENEVER THE OCCURRENCE OF ANY OF THE FOLLOWING SITUATIONS HAS BEEN IMPUTED TO (ME/US) OR TO ANY OF THE CO-OBLIGORS: A) OUR EXCHANGE DRAFTS ARE PROTESTED; WE PETITION FOR IN OR OUT-OF-COURT REORGANIZATION OR BANKRUPTCY OR HAVE OUR BANKRUPTCY OR CIVIL INSOLVENCY ADJUDICATED OR DISCONTINUE OUR ACTIVITIES FOR ANY REASONS; B) A LAWSUIT OR TAX PROCEEDING IS FILED AGAINST US, WHICH IS CAPABLE OF ENDANGERING THE GUARANTEES ESTABLISHED OR THE COMPLIANCE WITH THE OBLIGATIONS ASSUMED HEREIN; C) (I/WE) PROVIDE BANCO DO BRASIL S.A. DIRECTLY OR THROUGH NOMINEES OR PROXY-HOLDERS WITH INCOMPLETE OR ALTERED INFORMATION, ALSO THROUGH A PUBLIC OR PRIVATE DOCUMENT OF ANY KIND; D) (I/WE) FAIL TO PROVIDE BANCO DO BRASIL S.A. DIRECTLY OR THROUGH NOMINEES OR PROXY-HOLDERS WITH INFORMATION THAT, IF COGNIZED BY BANCO DO BRASIL S.A., COULD CHANGE ITS JUDGMENTS AND/OR EVALUATIONS; E) (I/WE) DEFAULT ON ANY OTHER TRANSACTION(S) HELD AT BANCO DO BRASIL S.A.; F) (I/WE) EXCEED THE CREDIT LIMIT GRANTED; G) (I/WE) DIVERT IN WHOLE OR IN

Continuation of the FIRST RECTIFICATION AND RATIFICATION ADDENDUM TO INDUSTRIAL CREDIT CERTIFICATE No. 40/00370-1, ISSUED ON JULY 30, 2010 BY ANGÉLICA AGROENERGIA LTDA., IN THE AMOUNT OF R$70,000,000.00, WITH MATURITY ON JULY 1, 2020.
PART THE ASSETS OFFERED AS GUARANTEE; H) (I/WE) FAIL TO MAINTAIN THE INSURANCE(S) OF THE ASSET(S) OFFERED AS GUARANTEE IN GOOD STANDING; I) (I/WE) FAIL TO PROVIDE ADDITIONAL GUARANTEES WITHIN THE TERM STATED IN THE NOTICE GIVEN TO (ME/US) BY BANCO DO BRASIL S.A.); J) THROUGHOUT THE TERM OF EFFECTIVENESS OF THIS CERTIFICATE, (I/WE) FAIL TO OBSERVE THE FINANCIAL OBLIGATIONS SET OUT BELOW, UPON ANNUAL VERIFICATIONS AS OF DECEMBER 2010, BASED UPON THE FINANCIAL STATEMENTS AUDITED AND DELIVERED BY EXTERNAL AUDITORS REGISTERED WITH THE BRAZILIAN SECURITIES COMMISSION (CVM), FOR THE ASCERTAINMENT PERIOD REFERRING TO THE PAST TWELVE (12) MONTHS, CONSIDERING: THE MAINTENANCE OF THE LIQUIDITY RATIO EQUAL TO AND/OR IN EXCESS OF 1.0X; AND THE MAINTENANCE OF THE DEBT SERVICE COVERAGE RATIO (I) EQUAL TO AND/OR IN EXCESS OF 0.65X ON DECEMBER 31, 2010, AND (II) EQUAL TO AND/OR IN EXCESS OF 1.0X FROM DECEMBER 31, 2011 TO DECEMBER 31, 2013, AND (III) EQUAL TO OR IN EXCESS OF 1.3X AS OF DECEMBER 31, 2014. FOR PURPOSES OF ITEM “J” ABOVE, MEASUREMENT FOR THE STATEMENT ON DECEMBER 31, 2010 SHALL BE BASED UPON THE GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN BRAZIL (BRGAAP) IN EFFECT ON OR BEFORE DEC/2009 AND THE STATEMENTS RELATED TO THE OTHER YEARS SHALL BE PREPARED AND AUDITED BASED UPON THE BRGAAP IN EFFECT; THE TERMS SUBMITTED ABOVE SHALL HAVE THE FOLLOWING DEFINITION: 1 — LIQUIDITY RATIO: CURRENT ASSETS DIVIDED BY CURRENT LIABILITIES; 2 — DEBT SERVICE COVERAGE RATIO: EBITDA DIVIDED BY (PAYMENT OF LONG-TERM DEBTS ADDED BY NET FINANCIAL EXPENSES AND DIVIDENDS); 3 — EBITDA CORRESPONDS TO THE SUM OF THE FOLLOWING SPECIFIED ITEMS: (+) NET PROFIT; (+) NET FINANCIAL INCOME/EXPENSE; (+) PROVISIONING FOR CORPORATE INCOME TAX/SOCIAL SECURITY CONTRIBUTION (IRPJ/CS); (+) DEPRECIATIONS/AMORTIZATIONS; (+) OTHER NON-OPERATING NET INCOME/EXPENSE AND; (+) PROFITS/LOSSES RESULTING FROM EQUITY ACCOUNTING;
CLAUSE THREE — RELATED CLAUSES — In light of the AMENDMENT to Clause “EARLY MATURITY”, BORROWER and LENDER agree that all Clauses of the Certificate hereby amended, which mention the Clause amended herein, shall automatically refer to the new wording of such Clause.

Continuation of the FIRST RECTIFICATION AND RATIFICATION ADDENDUM TO INDUSTRIAL CREDIT CERTIFICATE No. 40/00370-1, ISSUED ON JULY 30, 2010 BY ANGÉLICA AGROENERGIA LTDA., IN THE AMOUNT OF R$70,000,000.00, WITH MATURITY ON JULY 1, 2020.
CLAUSE FOUR — CHANGES OF THE CORPORATE TYPES OF THE AVAL GUARANTOR AND INTERVENING PARTY AND GUARANTOR — The Parties clarify that the Companies Ivinhema Agroenergia Ltda. and Adeco Brasil Participações Ltda. have had their corporate types changed from ‘limited liability companies’ (LTDA.) to joint-stock companies (S/A). The Parties further clarify that such changes have occurred before issuance of the Certificate hereby amended, for which reason the mistake made in the aforesaid Certificate is hereby corrected and thus the correct names of the aforesaid companies Ivinhema Agroenergia S/A and Adeco Brasil Participações S/A shall be valid.
SOLE PARAGRAPH. In view of the mistake recognized and corrected in the main section of this clause, the signatures representing said companies (Ivinhema Agroenergia S/A and Adeco Brasil Participações S/A) also serve to ratify all terms of Industrial Credit Certificate No. 40/00370-1, which is now amended by this instrument.
CLAUSE FIVE — CORRECTION OF THE MUNICIPALITY OF DOMICILE OF THE INTERVENING PARTY AND GUARANTOR IVINHEMA AGROENERGIA S/A — The Parties acknowledge that they have made an involuntary and excusable mistake in the Certificate hereby amended, which mistake consists of stating that the municipality of domicile of the intervening party and guarantor Ivinhema Agroenergia S/A is ANGÉLICA, in the State of Mato Grosso do Sul, when in fact the municipality of domicile of said party is IVINHEMA, in the State of Mato Grosso do Sul. Therefore, for all due purposes and effects of the law, the wrongful information mentioned in this clause is hereby corrected, and thus the municipality of Ivinhema, State of Mato Grosso do Sul, shall be valid as the municipality of domicile of Ivinhema Agroenergia Ltda.
IN WITNESS WHEREOF, LENDER and BORROWER, thus representing that they have no intention to novate, hereby ratify the instrument amended herein, in all its terms, clauses and conditions not expressly amended herein, which shall be an integral part thereof, as one sole and inseparable unit for all due purposes of the law.
Aval guarantor ADECO BRASIL PARTICIPAÇÕES S.A., with its principal place of business in the City of SÃO PAULO, State of São Paulo, and enrolled in the CNPJ under No. 07.835.579/0001-51, herein represented by its managers Mr. LEONARDO RAUL BERRIDI, already identified in this addendum, and Mr. ORLANDO CARLOS EDITORE, Brazilian, entrepreneur, married, resident and domiciled in the City of São

Continuation of the FIRST RECTIFICATION AND RATIFICATION ADDENDUM TO INDUSTRIAL CREDIT CERTIFICATE No. 40/00370-1, ISSUED ON JULY 30, 2010 BY ANGÉLICA AGROENERGIA LTDA., IN THE AMOUNT OF R$70,000,000.00, WITH MATURITY ON JULY 1, 2020.
Paulo, State of São Paulo, bearer of identity card No. 5027590, issued by SSPSP on June 15, 1972, and enrolled in the CPF/MF under No. 313.104.606-63, and the Intervening Party and Guarantor IVINHEMA AGROENERGIA S.A., with its principal place of business in the City of IVINHEMA, State of Mato Grosso do Sul, and enrolled in the CNPJ under No. 07.636.071/0001-24, herein represented by its managers Messrs. LEONARDO RAUL BERRIDI and ORLANDO CARLOS EDITORE, already identified in this addendum, represent that they agree with the changes introduced by this instrument, without interruption of the obligations assumed by virtue of the aval guarantee offered in the certificate amended herein.
This instrument is signed in four (4) counterparts in the presence of the witnesses below.
Campo Grande, December 18, 2010.
LENDER
BANCO DO BRASIL S.A.

Sgd.:
Acknowledged and Agreed:
JAMES DE NEGRI
CPF: 456.931.530-53
BORROWER
ANGELICA AGROENERGIA LTDA.
07.903.169/0001-09

Sgd.:
Acknowledged and Agreed:
LEONARDO RAUL BERRIDI
CPF: 231.115.108-83

Continuation of the FIRST RECTIFICATION AND RATIFICATION ADDENDUM TO INDUSTRIAL CREDIT CERTIFICATE No. 40/00370-1, ISSUED ON JULY 30, 2010 BY ANGÉLICA AGROENERGIA LTDA., IN THE AMOUNT OF R$70,000,000.00, WITH MATURITY ON JULY 1, 2020.
By aval guarantee to issuer:
ADECO BRASIL PARTICIPAÇÕES S.A., with its principal place of business in the City of SÃO PAULO, State of São Paulo, and enrolled in the CNPJ under No. 07.835.579/0001-51, herein represented by its managers Messrs. LEONARDO RAUL BERRIDI and ORLANDO CARLOS EDITORE, already identified:

Sgd.:
Acknowledged and Agreed:
LEONARDO RAUL BERRIDI
CPF: 231.115.108-83

Sgd.:
Acknowledged and Agreed:
ORLANDO CARLOS EDITORE
CPF: 313.104.606-63
INTERVENING PARTY AND GUARANTOR:
IVINHEMA AGROENERGIA S.A., with its principal place of business in the City of IVINHEMA, State of Mato Grosso do Sul, and enrolled in the CNPJ under No. 07.636.071/0001-24, herein represented by its managers Messrs. LEONARDO RAUL BERRIDI and ORLANDO CARLOS EDITORE, already identified:

Sgd.:
Acknowledged and Agreed:
LEONARDO RAUL BERRIDI
CPF: 231.115.108-83

Sgd.:
Acknowledged and Agreed:
ORLANDO CARLOS EDITORE
CPF: 313.104.606-63